SECURTIES AND EXCHANGE COMMISION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 27, 2003

                    ATLANTIS BUSINESS DEVELOPMENT CORPORATION

             (exact name of registrant as specified in its charter)

         Delaware                     0-16286                   95-4082020
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)               Indent. No.)

                        54 Broad Street, Suite 200B
                                Red Bank, NJ                          07701
                  (Address of principal executive offices)         (Zip code)


               Registrant's telephone number, including area code

                                  732-212-1133

                               MEDPLUS CORPORATION

          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     At the Company's Annual Meeting, held on July 29, 2003, shareholders of the Registrant approved the Proposal by the Company's Board of Directors to amend the Certificate of Incorporation to change the Company's name from Medplus Corporation to Atlantis Business Development Corporation. The Certificate of Amendment of the Certificate of Incorporation was filed on August 21, 2003, with the State of Delaware. This was done to better describe the Company's anticipated activities as a Business Development Corporation. On August 25, 2003, the stock trading symbol on the OTC Bulletin Board changed from MDPL to ABDV to reflect the name change.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     Exhibit Number      Description
     --------------      -----------

     (1) The Certificate of Amendment to the Certificate of Incorporation of Medplus corporation changing the name to Atlantis Business Development Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                    ATLANTIS BUSINESS DEVELOPMENT CORPORATION


Date:     August 27, 2003                   By:     /s/  Brian Zucker
                                              ----------------------------------

                                                 Brian Zucker
                                                 Chief  Executive  Officer


Date:     August 27, 2003                   By:     /s/  Tim DeHerrera
                                              ----------------------------------
                                                 Tim DeHerrera
                                                 Secretary

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